Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 8 dated November 10, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

The following paragraph set forth in Supplement No. 4 dated April 27, 2020 to Prospectus dated February 6, 2020:

The securities described in this Prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska or North Dakota.

is hereby deleted and replaced in its entirety with the following paragraph:

The securities described in this Prospectus are not offered for sale in the states of Nebraska, North Dakota or Texas or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska, North Dakota or Texas

About the Company’s Stockholders

As of November 4, 2020, there are approximately 1449 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $38,700,000, with an average investment by each stockholder of approximately $26,775.

Weighted Average Portfolio Yield

As of November 4, 2020, the weighted average yield of our assets, excluding cash and cash equivalents, was 9.79%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.

Update to “Management” Section in the Prospectus

On November 8, 2020 Sultana Hideko Megalos resigned as an officer and Vice President of the Company. On November 9, 2020, Peter Kerr was elected to serve as an officer and Vice President of the Company. Peter Kerr serves as Director, Product Marketing in the Marketing team at Yieldstreet since November 2020. From September 2018 to October 2020, Mr. Kerr was at PGIM (formerly Prudential Investment Management) as Director, Fixed Income Product Management where he led product positioning and messaging across a range of fixed income sectors and partnered with various teams including sales, legal and finance. Prior to that, he worked at OppenheimerFunds from August 2013 to August 2018 and Morgan Stanley from September 2010 to July 2013.

Schedule of Investments

Our Schedule of Investments as of October 31, 2020 (Unaudited)1 is set forth below:

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 7.76%
Preferred – 7.76%
BNY Mellon Preferred, Series G(c)(d)	4.70%	4.70%	12/31/2049	$940,000	$1,008,150
JP Morgan Preferred, Series HH(c)(d)	4.60%	4.60%	12/31/2049	940,000	928,015
State Street Preferred, Series H(c)(d)	5.63%	5.63%	12/31/2049	940,000	965,524
Total Preferred				2,820,000	2,901,689

Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,901,689

FIRST LIEN SENIOR SECURED TERM LOANS – 44.38%
Art – 12.21%
Ostillo Delaware, LLC(a)(e)	8.25%	3M US L + 6.50%	03/17/2023	$4,570,000	$4,570,000
Total Art				4,570,000	4,570,000

Commercial– 15.33%
Model Homes– 3.95%
LH Model Three LLC (a)(e)	8.99%	8.99%	01/01/2022	$1,477,171	$1,477,171
Equipment– 8.01%
Align Business Finance (Naumes, Inc.) (a)(e)	10.00%	10.00%	06/01/2022	$2,997,945	$2,997,945
Equipment Lease– 3.37%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC) (a)(e)	10.00%	10.00%	07/15/2023	$1,261,962	$1,261,962
Total Commercial				5,737,078	5,737,078

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since October 21, 2020.

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Commercial Real Estate – 8.02%
iBorrow(a)(e)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total CRE				3,000,000	3,000,000

Legal – 8.82%
BWA20C(a)(b)(e)	14.00%	14.00%	10/15/2025	$3,300,000	$3,300,000
Total Legal				3,300,000	3,300,000
Total First Lien Senior Secured Term Loans (Cost $16,607,078)				16,607,078	16,607,078

MEZZANINE DEBT – 5.10%
Commercial – 3.88%
Credit Corp. (a)(f)	12.00%	1Week US L + 10.00%	12/31/2021	$1,450,000	$1,450,000
Total Commercial				1,450,000	1,450,000

Small Business – 1.22%
CRA FUNDING II, LLC (a)(e)	13.50%	13.50%	07/01/2023	$457,883	$457,883
Total Small Business				457,883	457,883

Total Mezzanine Debt (Cost $1,907,883)				1,907,883	1,907,883

	7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 42.69%
SDIT Government Fund	0.01%	15,970,597	$15,971,092
Total Money Market Mutual Funds (Cost $15,970,597)		15,970,597	15,971,092

Total Investments – 99.93% (Cost $37,230,598)			$37,387,742
Liabilities in Excess of Other Assets - 0.07%			27,425
Net Assets - 100.00%			$37,415,167

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Paid in kind investment which may pay interest in additional par.
(c)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate investment. The reference rate is described below. The rate in effect as of October 31, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(e)	Reflects fair value as determined by the Board of Directors as of September 30, 2020.
(f)	Reflects cost, as the investment was acquired subsequent to September 30, 2020.

Description of Certain Portfolio Investments Purchased

A brief description of additional Investments we purchased on October 23, 2020 and November 3, 2020 are set forth below:

Art Finance: This art-backed loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Yieldstreet. On October 23, 2020, the Company increased its original $4.175 million first lien delayed-draw term loan commitment to an art holding company (the “Borrower”) to $4.570 million (the “Loan”) to finance the purchase of two (2) new pieces of artwork collateral added to the pool (the “New Collateral Pieces”). As such, the Loan facility is now secured by a diversified pool of fifteen (15) blue-chip artworks valued at an estimated $9.5 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis). The Loan facility is now fully drawn with no unused capacity available for future draws.

The loan-to-value (“LTV”) for this Investment was 45.3% as of the Loan closing date in March 2020, and as of the increase in the Investment was 48.1%. The top two (2) artworks, which are the New Collateral Pieces, now account for 44.7% of the total collateral pool value.  These artworks were created by the artists Thomas Schütte and Albert  Oehlen. Thomas Schütte is a 65-year old German artist most well-known for his sculptures which illustrate twisted facial expressions and a malevolent presence. Albert  Oehlen is  also a  65-year  old  German  artist  most  well-

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known  for  challenging  the  expectations  of  conventional abstract painting, often working with an eclectic variety of imagery.

Athena, on behalf of the Company, has full possession and control of all the collateral at a fine art storage facility in the U.S, and acts as bailee. In addition, the Company maintains a first priority perfected security interest in all of the collateral pursuant to UCC filings in the State of Delaware.  The Company is named additional insured and loss payee on the Borrower’s $11.0 million fine art insurance policy covering the collateral issued by an A+ rated insurer.

The Loan is interest only priced at 3 month LIBOR plus 6.50% per annum, with a  1.75% LIBOR floor.  An origination fee of 1.50% was paid upfront at closing and on the incremental portion of the increased commitment. A 1.00% unused fee was charged on the undrawn commitment amount, which has now expired. The Loan may be prepaid at any time subject to a make-whole fee which expires in March 2021.  The Loan has a three-year term and expires on March 17, 2023.

Consumer: Luther Appliance and Furniture Sales Acquisition, LLC (“Luther”) is an online retailer of furniture, electronics, appliances and vacations that focuses on consumers who pay for their purchases under retail installment contracts.  The average consumer contract is $2,000 and is payable over 12 to 24 months.  Payments are received by Luther through payroll deduction programs which deduct weekly, bi-weekly or monthly payments from the consumers paychecks.  Luther markets their programs to Federal Government Agencies, State and Local government agencies, hospitals, and other large corporate employers. Luther has established relationships with Best Buy and Ashley Furniture to sell products through its online catalog. Luther was acquired by a group of private investors in October 2019. The new owners have upgraded the online sales portal for consumers and paid off all previously outstanding debt.  In anticipation of receivables growth during the holiday season, on November 3, 2020, the Company funded Luther under a $5,000,000 multi-tranche term loan facility at a 12% per annum yield (comprised of 10% per annum interest plus a 2% per annum management fee) and a 1% origination fee on the amount funded (payable as each applicable advance is made).  The loan matures on October 20, 2023 and has a draw period of one year followed by an amortization period of two years. Initial funding was $3,000,000 at closing against a borrowing base of $3.4 million based on 80% of eligible current receivables plus cash in a controlled account.

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